UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GROM SOCIAL ENTERPRISES, INC.

(Name of Registrant as Specified in Its Charter)

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2060 NW Boca Raton Blvd., Suite #6
Boca Raton, FL 33431

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
AND INFORMATION STATEMENT

May ___, 2024

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of the shares of the Company’s common stock, with a par value of $0.001 per share (the “Common Stock”), and Series C 8% convertible preferred stock, with a par value of $0.001 per share (the “Series C Stock”), of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), as of the close of business on the record date, April 24, 2024 (the “Record Date”). The purpose of this Information Statement is to notify the Company’s shareholders that on April 24, 2024, the Company received a written consent (the “Board Consent”) in lieu of a meeting from the members of the board of directors of the Company (the “Board”) and a written consent (the “Shareholder Consent”, and together with the Board Consent, the “Written Consents”) in lieu of a meeting from the holders of approximately 54% of the voting stock of the Company (the “Consenting Shareholders”) to authorize, approve, ratify and confirm:

1.       THE MARCH 2024 SPA TRANSACTIONS

On March 11, 2024, the Company entered into a securities purchase agreement (as amended on April 24, 2024, the “March 2024 SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”), pursuant to which the Company has agreed to issue and sell to the Investor from time to time up to $25 million of Common Stock. In connection with the March 2024 SPA, the Company has agreed to issue to the Investor as a commitment fee a common stock purchase warrant (as amended on April 24, 2024, the “March 2024 Warrant”) to acquire 2,314,814 shares of Common Stock at an exercise price of $0.001 per share (the issuance of the March 2024 Warrant together with the potential issuance and sale of Common Stock under the March 2024 SPA, the “March 2024 SPA Transactions”).

2.       THE AMENDED NOVEMBER 2023 SPA TRANSACTIONS

On March 11, 2024, the Company entered into a second amendment agreement (the “Second Amendment to the November 2023 SPA”) to the securities purchase agreement dated November 9, 2023 and previously amended on November 20, 2023 (as amended on March 11, 2024, the “November 2023 SPA”) with the Investor pursuant to which (1) the exercise price of each of the Warrant A (as defined below) and the Warrant C (as described in the November 2023 SPA) has been amended from $1.78 per share of common stock to $0.001 per share and (2) the Company shall promptly effect a reverse stock split in the event that the closing price of Common Stock falls below $0.25 per share for a period of five consecutive trading days. In connection with the Second Amendment to the November 2023 SPA, the Company entered into an amendment (the “Amendment to the December 2023 Note”) to the convertible promissory note dated December 21, 2023 (as amended on March 11, 2024, the “December 2023 Note”) with the Investor pursuant to which in no event shall the conversion price be less than $0.25 (the potential issuance of Common Stock upon conversion of the December 2023 Note together with the potential issuance of Common Stock upon exercise of the Warrant A and the Warrant C, the “Amended November 2023 SPA Transactions”).

3.       THE APRIL 2024 SPA TRANSACTIONS

On April 1, 2024, the Company entered into a securities purchase agreement (as amended on April 24, 2024, the “April 2024 SPA”) with the Investor pursuant to which the Company has agreed to sell a convertible promissory note of the Company (as amended on April 24, 2024, the “April 2024 Note”), having an initial principal amount of $650,000, for a price of $520,000. In connection with the purchase and sale of the April 2024 Note, the Company has agreed to issue to the Investor a common stock purchase warrant (the “April 2024 Warrant”) to acquire 962,962 shares of the Common Stock at an exercise price of $0.001 per share (the issuance of the April 2024 Warrant together with the issuance and sale of the April 2024 Note, the “April 2024 SPA Transactions”).

4.       THE REVERSE STOCK SPLIT

On February 29, 2024, the Company received a deficiency letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that unless we request a hearing before the Nasdaq Hearings Panel (the “Panel”) by March 7, 2024, our securities will be delisted from the Nasdaq Capital Market based upon our non-compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”). On March 6, 2024, we requested a hearing before the Panel to appeal the determination made by the Staff, and Nasdaq had scheduled the hearing for May 2, 2024. Accordingly, the suspension of our securities had been stayed, pending the Panel’s decision. On April 15, 2024, we received a letter from the Panel that based on our written appeal, Nasdaq has granted us an extension until August 27, 2024 to regain compliance with the Minimum Bid Requirement, provided that we effect a reverse stock split if necessary no later than August 13, 2024. Thus, the Board has determined it is in the best interests of the Company and its stockholders for the Board to have discretionary authority to adopt a certificate of amendment (the “Certificate of Amendment”) to the Company’s articles of incorporation, as amended, to effect a reverse stock split (the “Reverse Split”).

The Written Consents approved the March 2024 SPA, the March 2024 SPA Transactions, the Second Amendment to the November 2023 SPA, the Amendment to the December 2023 Note, the Amended November 2023 SPA Transactions, the April 2024 SPA, the April 2024 SPA Transactions, the Reverse Split, and the Certificate of Amendment (collectively, the “Combined Transactions”).

You are urged to read this Information Statement in its entirety for a description of the actions taken by the Consenting Shareholders of the Company. The actions will become effective on a date that is not earlier than twenty (20) calendar days after this Information Statement is first mailed to the Company’s shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the Consenting Shareholders. Because the Consenting Shareholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy, and proxies are not requested from shareholders.

This Information Statement is being mailed on or about May __, 2024 to shareholders of record on the Record Date.

Sincerely,

/s/ Darren Marks
Darren Marks
Chief Executive Officer

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of the shares of the Company’s common stock, with a par value of $0.001 per share (the “Common Stock”), and Series C 8% convertible preferred stock, with a par value of $0.001 per share (the “Series C Stock”), of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), as of the close of business on the record date, April 24, 2024 (the “Record Date”). The purpose of this Information Statement is to notify the Company’s shareholders that on April 24, 2024, the Company received a written consent (the “Board Consent”) in lieu of a meeting from the members of the board of directors of the Company (the “Board”) and a written consent (the “Shareholder Consent”, and together with the Board Consent, the “Written Consents”) in lieu of a meeting from the holders of approximately 54% of the voting stock of the Company (the “Consenting Shareholders”) to authorize, approve, ratify and confirm:

1.       THE MARCH 2024 SPA TRANSACTIONS

On March 11, 2024, the Company entered into a securities purchase agreement (as amended on April 24, 2024, the “March 2024 SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”), pursuant to which the Company has agreed to issue and sell to the Investor from time to time up to $25 million of Common Stock. In connection with the March 2024 SPA, the Company has agreed to issue to the Investor as a commitment fee a common stock purchase warrant (as amended on April 24, 2024, the “March 2024 Warrant”) to acquire 2,314,814 shares of Common Stock at an exercise price of $0.001 per share (the issuance of the March 2024 Warrant together with the potential issuance and sale of Common Stock under the March 2024 SPA, the “March 2024 SPA Transactions”).

2.       THE AMENDED NOVEMBER 2023 SPA TRANSACTIONS

On March 11, 2024, the Company entered into a second amendment agreement (the “Second Amendment to the November 2023 SPA”) to the securities purchase agreement dated November 9, 2023 and previously amended on November 20, 2023 (as amended on March 11, 2024, the “November 2023 SPA”) with the Investor pursuant to which (1) the exercise price of each of the Warrant A (as defined below) and the Warrant C (as described in the November 2023 SPA) has been amended from $1.78 per share of common stock to $0.001 per share and (2) the Company shall promptly effect a reverse stock split in the event that the closing price of Common Stock falls below $0.25 per share for a period of five consecutive trading days. In connection with the Second Amendment to the November 2023 SPA, the Company entered into an amendment (the “Amendment to the December 2023 Note”) to the convertible promissory note dated December 21, 2023 (as amended on March 11, 2024, the “December 2023 Note”) with the Investor pursuant to which in no event shall the conversion price be less than $0.25 (the potential issuance of Common Stock upon conversion of the December 2023 Note together with the potential issuance of Common Stock upon exercise of the Warrant A and the Warrant C, the “Amended November 2023 SPA Transactions”).

3.       THE APRIL 2024 SPA TRANSACTIONS

On April 1, 2024, the Company entered into a securities purchase agreement (as amended on April 24, 2024, the “April 2024 SPA”) with the Investor pursuant to which the Company has agreed to sell a convertible promissory note of the Company (as amended on April 24, 2024, the “April 2024 Note”), having an initial principal amount of $650,000, for a price of $520,000. In connection with the purchase and sale of the April 2024 Note, the Company has agreed to issue to the Investor a common stock purchase warrant (the “April 2024 Warrant”) to acquire 962,962 shares of the Common Stock at an exercise price of $0.001 per share (the issuance of the April 2024 Warrant together with the issuance and sale of the April 2024 Note, the “April 2024 SPA Transactions”).

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4.       THE REVERSE STOCK SPLIT

On February 29, 2024, the Company received a deficiency letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that unless we request a hearing before the Nasdaq Hearings Panel (the “Panel”) by March 7, 2024, our securities will be delisted from the Nasdaq Capital Market based upon our non-compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”). On March 6, 2024, we requested a hearing before the Panel to appeal the determination made by the Staff, and Nasdaq had scheduled the hearing for May 2, 2024. Accordingly, the suspension of our securities had been stayed, pending the Panel’s decision. On April 15, 2024, we received a letter from the Panel that based on our written appeal, Nasdaq has granted us an extension until August 27, 2024 to regain compliance with the Minimum Bid Requirement, provided that we effect a reverse stock split if necessary no later than August 13, 2024. Thus, the Board has determined it is in the best interests of the Company and its stockholders for the Board to have discretionary authority to adopt a certificate of amendment (the “Certificate of Amendment”) to the Company’s articles of incorporation, as amended, to effect a reverse stock split (the “Reverse Split”).

The Written Consents approved the March 2024 SPA, the March 2024 SPA Transactions, the Second Amendment to the November 2023 SPA, the Amendment to the December 2023 Note, the Amended November 2023 SPA Transactions, the April 2024 SPA, the April 2024 SPA Transactions, the Reverse Split, and the Certificate of Amendment (collectively, the “Combined Transactions”).

The actions will become effective on a date that is not earlier than twenty (20) calendar days after this Information Statement is first mailed to the Company’s shareholders.

Because the Consenting Shareholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these actions, and proxies are not requested from shareholders.

In accordance with the Company’s bylaws, the Board has fixed the close of business on April 24, 2024 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about May __, 2024 to shareholders of record on the Record Date.

Under Florida law, shareholders have no appraisal or dissenters’ rights in connection with the matters described in this Information Statement and the Company will not independently provide its shareholders with any such right.

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VOTE REQUIRED; MANNER OF APPROVAL

Approval to authorize the Board to implement the Combined Transactions requires the affirmative vote of the holders of a majority of the voting power of the Company. In accordance with the Company’s bylaws, the Board has fixed April 24, 2024, as the Record Date for determining the shareholders entitled to vote or give written consent.

As of the Record Date, there were (i) 9,021,617 shares of Common Stock outstanding, with each share of Common Stock entitled to one vote, (ii) no shares of Series A preferred stock and Series B preferred stock outstanding, and (iii) 9,243,309 shares of Series C Stock outstanding. The holders of Series C Stock vote together as a single class with the holders of the Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock. Darren Marks, the Chief Executive Officer and Chairman of the Board, holds proxies from holders of approximately 88% of the shares of Series C Stock granting Mr. Marks the power to vote all of the shares held by such holders of Series C Stock until May 20, 2025. As a result, as of the Record Date, Mr. Marks has 54% of the Company’s combined voting power. On April 24, 2024, by delivery of the Shareholder Consent, Mr. Marks and other Consenting Shareholders approved the Combined Transactions, by providing written consents as to 12,734,516 votes and 176 votes, respectively, representing an aggregate of 12,734,692 votes, or approximately 54% of the voting capital of the Company. Accordingly, the majority of voting power of the Company, which is necessary to authorize the Combined Transactions, was received.

No other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

Under Section 607.0704 of the Florida Business Corporation Act (“FBCA”), shareholders may take action without a meeting of the shareholders, and without prior notice, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. The action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company. This Information Statement constitutes notice to you under Section 607.0704 of the FBCA of the actions taken by the Written Consents. On April 24, 2024, the Board and the Consenting Shareholders executed and delivered to the Company their respective Written Consents. Accordingly, in compliance with the FBCA, at least a majority of the total voting stock of the Company has approved the Combined Transactions. As a result, no vote or proxy is required by the shareholders to approve the adoption of such actions.

This Information Statement is being furnished to all holders of the Company’s Common Stock and Series C Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Exchange Act Rule 14c-2, the Shareholder Consent will become effective no sooner than 20 calendar days following the mailing of this Information Statement.

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1.       the March 2024 SPA Transactions

General

On March 11, 2024, the Company entered into a securities purchase agreement (as amended on April 24, 2024, the “March 2024 SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”), pursuant to which the Company has agreed to issue and sell to the Investor from time to time up to $25 million of Common Stock. In connection with the March 2024 SPA, the Company has agreed to issue to the Investor as a commitment fee a common stock purchase warrant (as amended on April 24, 2024, the “March 2024 Warrant”) to acquire 2,314,814 shares of Common Stock at an exercise price of $0.001 per share (the issuance of the March 2024 Warrant together with the potential issuance and sale of Common Stock under the March 2024 SPA, the “March 2024 SPA Transactions”).

Pursuant to the March 2024 SPA, the Company may require the Investor to purchase shares of Common Stock by delivering put notices to the Investor, subject to certain conditions set forth therein, at a purchase price of 85% of the lowest traded price of Common Stock during the 10 trading days immediately preceding the date 10 business days after the date the shares of Common Stock issued and sold to the Investor under the March 2024 SPA (the “Put Shares”) have been accepted and cleared by the Investor’s brokerage firm.

On April 24, 2024, the Company entered into an omnibus amendment agreement with the Investor pursuant to which (1) the March 2024 SPA was amended to clarify that the calculation of the number of put shares issuable by the Company without any shareholder approval required by an exchange shall include all shares of Common Stock beneficially owned by the Investor, and (2) the March 2024 Warrant was amended to remove its alternative cashless exercise feature.

The Warrant Terms

The March 2024 Warrant to be issued shall be for 2,314,814 shares of Common Stock and shall have an exercise price of $0.001 per share of Common Stock.

Registration Rights

In connection with the March 2024 SPA, the Company entered into a registration rights agreement (the “March 2024 Registration Rights Agreement”) with the Investor pursuant to which the Company has agreed to use its commercially reasonable efforts to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) on a date no later than sixty (60) days following the date thereof and to have the registration statement declared effective by the SEC within thirty (30) calendar days, but no more than ninety (90) calendar days, after the Company has filed the registration statement.

Shareholder Approval

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by an issuer of common stock (or securities convertible into or exchangeable for common stock) that equals 20% or more of the common stock or 20% or more of the voting power of such issuer outstanding before the issuance at a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Accordingly, the Board has solicited a shareholder approval to comply with Nasdaq Listing Rule 5635(d) in connection with the March 2024 SPA and the March 2024 SPA Transactions.

No Appraisal Rights

Under the FBCA, the Company’s shareholders are not entitled to appraisal rights with respect to the March 2024 SPA and the March 2024 SPA Transactions, and the Company will not independently provide its shareholders with any such rights.

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2.       The Amended November 2023 SPA Transactions

The Amended November 2023 SPA Transactions - General

On March 11, 2024, the Company entered into a second amendment agreement (the “Second Amendment to the November 2023 SPA”) to the securities purchase agreement dated November 9, 2023 and previously amended on November 20, 2023 (as amended on March 11, 2024, the “November 2023 SPA”) with the Investor pursuant to which (1) the exercise price of each of the Warrant A (as defined below) and the Warrant C (as described in the November 2023 SPA) has been amended from $1.78 per share of Common Stock to $0.001 per share and (2) the Company shall promptly effect a reverse stock split in the event that the closing price of Common Stock falls below $0.25 per share for a period of five consecutive trading days. In connection with the Second Amendment to the November 2023 SPA, the Company entered into an amendment (the “Amendment to the December 2023 Note”) to the convertible promissory note dated December 21, 2023 (as amended on March 11, 2024, the “December 2023 Note”) with the Investor pursuant to which in no event shall the conversion price be less than $0.25 (the potential issuance of Common Stock upon conversion of the December 2023 Note together with the potential issuance of Common Stock upon exercise of the Warrant A and the Warrant C, the “Amended November 2023 SPA Transactions”).

November 2023 SPA and December 2023 Offering Pursuant to the November 2023 SPA

On November 9, 2023, the Company entered into the November 2023 SPA with the Investor pursuant to which the Company has agreed to sell, subject to shareholder approval, two convertible promissory notes, with each note having an initial principal amount of $4,000,000, for a price of $3,640,000 per note. In connection with the purchase and sale of the notes, the Company has agreed to issue to the Investor warrants to acquire a total of 3,028,146 shares of Common Stock. On December 1, 2023, the Company filed an information statement on Schedule 14C relating to the shareholder approval for the November 2023 SPA, as amended on November 20, 2023.

On December 21, 2023, the Company consummated a private placement offering (the “December 2023 Offering”) pursuant to the November 2023 SPA, as amended on November 20, 2023, with the Investor for the issuance and sale of (1) the December 2023 Note, having an initial principal amount of $4,000,000, (2) a common stock purchase warrant to purchase up to an aggregate of 757,036 shares of Common Stock at an exercise price of $1.78 per share of Common Stock (the “Warrant A”), and (3) a common stock purchase warrant to purchase up to an aggregate of 757,036 shares of Common Stock at an exercise price of $0.001 per share of Common Stock (the “Warrant B”, together with the Warrant A, the “December 2023 Warrants”). The purchase price of the December 2023 Note was $3,640,000. The aggregate gross proceeds of the December 2023 Offering were approximately $3.6 million, before deducting fees to the placement agent and other expenses payable by the Company.

In connection with the November 2023 SPA, the Company entered into a registration rights agreement, dated December 21, 2023 (the “December 2023 Registration Rights Agreement”), with the Investor. The December 2023 Registration Rights Agreement provided that the Company shall file a registration statement covering the resale of all of the Registrable Securities (as defined in the December 2023 Registration Rights Agreement) with the SEC.

EF Hutton LLC is acting as placement agent for the financing.

Shareholder Approval for the Amended November 2023 SPA Transactions

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by an issuer of common stock (or securities convertible into or exchangeable for common stock) that equals 20% or more of the common stock or 20% or more of the voting power of such issuer outstanding before the issuance at a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Accordingly, the Board has solicited a shareholder approval to comply with Nasdaq Listing Rule 5635(d) in connection with the Second Amendment to the November 2023 SPA, the Amendment to the December 2023 Note, and the Amended November 2023 SPA Transactions.

No Appraisal Rights

Under the FBCA, the Company’s shareholders are not entitled to appraisal rights with respect to the Second Amendment to the November 2023 SPA, the Amendment to the December 2023 Note, and the Amended November 2023 SPA Transactions, and the Company will not independently provide its shareholders with any such rights.

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3.       THE April 2024 SPA Transactions

General

On April 1, 2024, the Company entered into a securities purchase agreement (as amended on April 24, 2024, the “April 2024 SPA”) with the Investor pursuant to which the Company has agreed to sell a convertible promissory note of the Company (as amended on April 24, 2024, the “April 2024 Note”), having an initial principal amount of $650,000, for a price of $520,000. In connection with the purchase and sale of the April 2024 Note, the Company has agreed to issue to the Investor a common stock purchase warrant (the “April 2024 Warrant”) to acquire 962,962 shares of the Common Stock at an exercise price of $0.001 per share (the issuance of the April 2024 Warrant together with the issuance and sale of the April 2024 Note, the “April 2024 SPA Transactions”).

On April 4, 2024, the Company consummated a private placement offering (the “April 2024 Offering”) pursuant to the April 2024 SPA. The aggregate gross proceeds of the April 2024 Offering were approximately $520,000, before deducting fees to the placement agent and other expenses payable by the Company.

On April 24, 2024, the Company entered into a first amendment agreement (the “First Amendment to the April 2024 SPA”) to the April 2024 SPA with the Investor pursuant to which the Company shall promptly effect a reverse stock split in the event that the closing price of Common Stock falls below $0.25 per share for a period of five consecutive trading days. In connection with the First Amendment to the April 2024 SPA, the Company entered into an amendment to the April 2024 Note with the Investor pursuant to which in no event shall the conversion price be less than $0.17.

EF Hutton LLC is acting as placement agent for the financing.

Note Terms

The April 2024 Note in the aggregate principal amount of $650,000 has one (1) year maturity with an interest at twelve (12) percent per calendar year and carries a twenty (20) percent of original issue discount.

The April 2024 Note is convertible at the discretion of the Investor into Common Stock at a price of $0.87. The Investor may choose the alternate conversion price equal to 80% of the lowest trading price during the previous forty (40) trading day period ending on the latest complete trading day prior to notice of conversion. However, in no event shall the conversion price be less than $0.17.

The conversion price is subject to full ratchet anti-dilution protections in the event that the Company issues any Common Stock at a per share price (each a “Dilutive Price”) lower than the conversion price then in effect, provided, however, that the Investor shall have the sole discretion in deciding whether to utilize such Dilutive Price instead of the conversion price otherwise in effect at the time of the respective conversion.

In the event of an Event of Default (as described in the April 2024 Note), the conversion price shall be equal to seventy (70) percent multiplied by the lower of (i) the lowest intraday trading price in the forty (40) trading days prior to the applicable conversion date or (ii) the lowest closing bid price in the forty (40) trading days prior to the applicable conversion date.

Warrant Terms

The April 2024 Warrant to be issued shall be for 962,962 shares of Common Stock and shall have an exercise price of $0.001 per share of Common Stock.

Registration Rights

Pursuant to the registration rights agreement entered into in connection with the April 2024 SPA (the “April 2024 Registration Rights Agreement”), the Company is required to file a registration statement with the SEC within thirty (30) days after closing and to have such registration statement declared effective within sixty (60) days following the closing, provided, however, that in the event the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments, the effectiveness date as to such registration statement shall be the fifth (5th) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

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Voting Agreement

Concurrently with the execution of the April 2024 SPA, the Company delivered to the Investor a fully executed copy of a voting agreement (the “Voting Agreement”), wherein certain shareholders of the Company have agreed to vote certain securities of the Company held by them as set forth therein.

Shareholder Approval

The April 2024 SPA Transactions are subject to shareholder approval (the “Shareholder Approval”). Pursuant to the April 2024 SPA, the Company has agreed to secure the Shareholder Approval for the April 2024 SPA and the April 2024 SPA Transactions at a special meeting or via a written consent in lieu of a meeting.

Also, Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by an issuer of common stock (or securities convertible into or exchangeable for common stock) that equals 20% or more of the common stock or 20% or more of the voting power of such issuer outstanding before the issuance at a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Accordingly, the Board has solicited the Shareholder Approval to comply with the terms of the April 2024 SPA and Nasdaq Listing Rule 5635(d) in connection with the April 2024 SPA and the April 2024 SPA Transactions.

No Appraisal Rights

Under the FBCA, the Company’s shareholders are not entitled to appraisal rights with respect to the April 2024 SPA and the April 2024 SPA Transactions, and the Company will not independently provide its shareholders with any such rights.

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4.       THE REVERSE STOCK SPLIT

General

On February 29, 2024, the Company received a deficiency letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that unless we request a hearing before the Nasdaq Hearings Panel (the “Panel”) by March 7, 2024, our securities will be delisted from the Nasdaq Capital Market based upon our non-compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”). The Letter specified that we were not in compliance with the Minimum Bid Requirement for continued listing on the Nasdaq Capital Market (Nasdaq Listing Rule 5550(a)(2)), as the bid price for our listed securities closed at less than $1 per share for the previous 30 consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), as we previously implemented two reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, we were not eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A). On March 6, 2024, we requested a hearing before the Panel to appeal the determination made by the Staff, and Nasdaq had scheduled the hearing for May 2, 2024. Accordingly, the suspension of our securities had been stayed, pending the Panel’s decision.

On April 15, 2024, we received a letter from the Panel that based on our written appeal, Nasdaq has granted us an extension until August 27, 2024 to regain compliance with the Minimum Bid Requirement, provided that we effect a reverse stock split if necessary no later than August 13, 2024.

The Board has determined it is in the best interests of the Company and its stockholders for the Board to have discretionary authority to adopt a certificate of amendment (the “Certificate of Amendment”) to the Company’s articles of incorporation, as amended, to effect a reverse stock split (the “Reverse Split”). On April 24, 2024, the Board and the Consenting Shareholders approved, by their respective Written Consents, the Reverse Split and granted the Board the sole discretion to select the exact Reverse Split ratio of no less than 1-for-2 and no more than 1-for-20 and to effect the Reverse Split at such time and date determined by the Board, upon filing of the Certificate of Amendment with the Secretary of State of the State of Florida. The actions will become effective no sooner than 20 calendar days following the date this Information Statement is first mailed to our shareholders.

The Board has authorized the Reverse Split with the primary intent of increasing the per share trading price of the Common Stock, which is publicly traded and listed on the Nasdaq Capital Market under the symbol “GROM”. The Reverse Split is being effectuated in order to raise the trading price of the Common Stock so that we can regain compliance with the Minimum Bid Requirement. The closing price of shares of the Common Stock on May 8, 2024 was $0.5356 per share, and as of May 8, 2024, the 10-trading day average closing stock price of shares of the Common Stock was $0.5792 per share. A higher price per share may allow the Company to continue to have the Common Stock listed on the Nasdaq Capital Market. The Company will be deemed to cure the minimum price per share deficiency if its stock price exceeds $1.00 per share and the price remains above that level for at least the 10 trading days following the effectiveness of the Reverse Split.

Potential Effects of the Reverse Split

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of the Common Stock based on the Reverse Split ratio determined by the Board of up to 1-for-20 and to raise the per share trading price of the Common Stock, which is currently trading on the Nasdaq Capital Market.

As of the Record Date, there were 9,021,617 shares of Common Stock outstanding. Depending on the Reverse Split ratio determined by the Board, a minimum of 2 and a maximum of 20 shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split
1-for-2	4,510,809
1-for-3	3,007,206
1-for-5	1,804,324
1-for-7	1,288,803
1-for-10	902,162
1-for-15	601,442
1-for-20	451,081

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Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of the Common Stock outstanding immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split.

Potential Advantages of the Reverse Split

The Board has authorized the Reverse Split with the primary intent of increasing the per share trading price of the Common Stock, which is publicly traded and listed on the Nasdaq Capital Market under the symbol “GROM”. The Reverse Split is being effectuated in order to raise the trading price of the Common Stock so that we can regain compliance with the Minimum Bid Requirement. The Reverse Split may also help with the Company’s future financing needs, increase investment interest, broaden the pool of investors and increase trading volume and help:

•	make the Common Stock more marketable;

•	attract new investors who are reluctant to invest in shares with low prices;

•	attract investment from certain institutional investors and investment funds who are presently prevented under their guidelines from investing in our stock at its current price levels; and

•	attract and retain employees who may be less likely to work for a company with a low stock price.

The Board believes that the Reverse Split may also provide the Company with greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock-based acquisitions and strategic alliances and provide a more manageable number of Common Stock shares issued and outstanding, allowing the Company’s management to more efficiently manage shareholders’ interests.

The Board considered that, as a matter of policy, many institutional investors will not purchase stocks trading below certain minimum price levels, and brokers often discourage their customers from purchasing such stocks. We believe that these concerns will be reduced if the price per share of the Common Stock increases.

The Reverse Split may also reduce the relatively high transaction costs and commissions incurred by our shareholders due to our currently low per share trading price. The structure of trading commissions, when they are set at a fixed price per share, can have an adverse impact on holders of lower-priced securities because the brokerage commissions generally represent a higher percentage of the sales prices of lower-priced securities than they do on higher-priced issues, which may discourage trading in such lower-priced securities. If the price of our shares is higher, then the adverse impact of these commissions could be reduced.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of the Common Stock by up to a factor of 20 so that the Company can regain compliance with the Minimum Bid Requirement. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time.

While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of the Common Stock, we cannot assure you that the Reverse Split will increase the market price of the Common Stock by an equivalent multiple, or result in any permanent increase in the market price of the Common Stock. The price of the Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of the Company as measured by our market capitalization will be reduced, perhaps significantly. Furthermore, we cannot assure you that after the Reverse Split we will regain compliance with the Minimum Bid Requirement or be able to maintain compliance with the other Nasdaq Capital Market listing requirements.

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The number of shares held by each individual shareholder would be reduced if the Reverse Split is implemented. This may also increase the number of shareholders who hold less than a “round lot,” or 100 shares. The transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Although the Board believes that the decrease in the number of shares of the Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of the Common Stock could encourage interest in the Common Stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

The Certificate of Amendment to the Company’s articles of incorporation will be filed with the Secretary of State of the State of Florida. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of the State of Florida to effect the Reverse Split will be determined by the Board. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Florida or at such time and date as specified in the Certificate of Amendment (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our shareholders, the outstanding shares of Common Stock held by shareholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on the Reverse Split ratio determined by the Board.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares the Common Stock owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of the Common Stock owned by each shareholder will remain unchanged except for any de minimus change resulting from the treatment of fractional shares as described below.

Any outstanding shares of options, warrants, notes, debentures and other securities, including the Series C Stock, entitling their holders to purchase shares of the Common Stock would be adjusted as a result of the Reverse Split, as required by the terms of these particular securities. The conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the Reverse Split ratio determined by the Board.

Exchange of Stock Certificates; Fractional Shares

At the Effective Time of the Reverse Split, automatically, without any action on the part of any shareholder, the issued and outstanding shares of Common Stock (the “Old Common Stock”) shall be converted into new shares of Common Stock (the “New Common Stock”) on the basis of the Reverse Split ratio determined by the Board. Each holder of a certificate or certificates, which, immediately prior to the Effective Time, represented outstanding shares of Old Common Stock, will, from and after the Effective Time, be entitled to receive a certificate or certificates representing the shares of New Common Stock into which the shares of Old Common Stock are reclassified in connection with the Reverse Split.

As of the Record Date, we had 440 holders of record of the Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split to result in a significant reduction in the number of record holders.

Until surrendered, we will deem outstanding certificates representing shares of Old Common Stock (the “Old Certificates”) held by shareholders to be cancelled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of New Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legend on the back of the New Certificate.

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Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay any service charges in connection with the exchange of their certificates.

The Board does not intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of issuing fractional shares, the Company will round shares up to the nearest whole number and all shares of Old Common Stock eliminated as a result of the Reverse Split will be cancelled. Shareholders who otherwise would be entitled to receive fractional shares because they hold, as of the Effective Time of the Reverse Split, a number of shares of Old Common Stock not evenly divisible will be entitled to one share of New Common Stock.

Effect on Authorized Shares

If and when the Board elects to effect the Reverse Split, the authorized number of shares of the Common Stock will remain at 500,000,000. Accordingly, there will be no reduction in the number of authorized shares of the Common Stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations.

We do not currently have any plans, proposals or arrangements to issue any of the authorized shares which would become newly available as a result of the Reverse Split, as the Company currently has sufficient authorized shares to be issued in connection with any planned capital raise or outstanding securities, including options and warrants. Nevertheless, in order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, the Board believes the number of shares of Common Stock should be maintained at 500,000,000 shares.

Accounting Consequences

Pursuant to the Reverse Split, the par value of the Common Stock will remain $0.001 per share. As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio determined by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of the Common Stock. This summary addresses the tax consequences only to a beneficial owner of the Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of the Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold the Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of the Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold the Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

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Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Appendix A to this Information Statement. If and when effected by the Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of the State of Florida.

No Appraisal Rights

Under the FBCA, the Company’s shareholders are not entitled to appraisal rights with respect to the Reverse Split, and the Company will not independently provide its shareholders with any such rights.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 24, 2024, the number of shares of Common Stock and Series C Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock or Series C Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of the Common Stock and Series C Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o Grom Social Enterprises, Inc., 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, Florida, 33431.

The percentages below are calculated based on 9,021,617 shares of Common Stock and 9,243,309 shares of Series C Stock issued and outstanding as of April 24, 2024.

Name of Beneficial Owner	Common Stock		Percentage of Common Stock	Series C Preferred Stock		Percentage of Series C Stock	Combined Voting Power
Executive Officers and Directors:
Darren Marks	1,187	(1)	*	–		–	54.3%	(8)
Jason Williams	17		*	–		–	*
Robert Stevens	14	(2)	*	–		–	*
Norman Rosenthal	16	(3)	*	–		–	*
Thomas J. Rutherford	129		*	–		–	*
All officers and directors as a group (5 persons)	1,363	(4)	*	–		–	54.3%	(9)

5% or Greater Holders:
Denis J. Kerasotes 31 Fairview Lane Springfield, Illinois 62711	*		*	3,816,105	(10)	41.3%	–

Condor Equities, LLC (5) 2535 Webb Girth Road Gainesville, Georgia 30507	*		*	3,131,300	(10)	33.9%	–

Section 3 Developments (6) 2415 Alta Monte Drive Cedar Park, Texas 78613	*		*	520,000	(10)	5.6%	–

Eileen F. Kerasotes Family Trust (7) 4747 County Road 501 Bayfield, CO 81122	*		*	472,420	(10)	5.1%	–

* Less than 1%

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(1) Represents 1,187 shares of common stock held by Family Tys, LLC (“Family Tys”), of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power. Does not include an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,976 votes in the aggregate) and (ii) 2,353 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(2) Represents shares held by Thistle Investments, LLC, of which Mr. Stevens is managing member and over which Mr. Stevens has sole voting and dispositive power.

(3) Represents shares held by Tempest Systems, Inc., of which Mr. Rosenthal is chief executive officer and over which Mr. Rosenthal has sole voting and dispositive power.

(4) Does not include an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,976 votes in the aggregate), and (ii) 2,353 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(5) Dale Nabb, manager of Condor Equities, LLC (“Condor”), has sole voting and dispositive power of the shares held by Condor.

(6) Michael Tapajna, chief executive officer of Section 3 Developments, Inc. (“Section 3”), has sole voting and dispositive power of the shares held by Section 3.

(7) John G. Kerasotes, as trustee of the Eileen F. Kerasotes Trust, has sole voting and dispositive power over the shares held by such Trust.

(8) Based upon (i) 1,187 shares of common stock held by Family Tys, of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power and (ii) the voting rights to an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,976 votes in the aggregate) and (ii) 2,353 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(9) Includes an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,976 votes in the aggregate) and (ii) 2,353 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(10) Darren Marks, the Company’s Chief Executive Officer, President, and a director, has the voting rights to such shares of Series C Stock and common stock until May 20, 2025, pursuant to voting proxies from such shareholders.

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INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

Except in their capacity as shareholders (which interest does not differ from that of the other holders of the Common Stock), none of our officers, directors or any of their respective affiliates or associates will have any interest in the Combined Transactions.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1.	Our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 16, 2024; and

2.	Our Current Reports on Form 8-K, dated February 29, 2024, March 7, 2024, March 11, 2024, April 1, 2024, and April 24, 2024 filed with the SEC on March 6, 2024, March 7, 2024, March 15, 2024, April 5, 2024, and April 24, 2024.

WHERE YOU CAN FIND MORE INFORMATION

You may read and copy any reports, statements or other information filed by us at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is http://www.gromsocial.com. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, within one business day of receipt of such request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests should be directed to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number.

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this Information Statement, to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

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OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Grom Social Enterprises, Inc.

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(561) 287-5776

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board,

/s/ Darren Marks
Darren Marks
Chief Executive Officer

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

articles OF INCORPORATION

OF

grom social enterprises, INC.

Under Section 607.1006 of the Florida Business Corporation Act (the “FBCA”),

IT IS HEREBY CERTIFIED THAT:

1.	The name of the corporation is Grom Social Enterprises, Inc. (the “Corporation”).

2.	The Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Florida on August 4, 2014. Amendments to the Articles of Incorporation were filed with the Secretary of State of the State of Florida on each of August 17, 2017, April 8, 2019, June 12, 2019, August 4, 2020, May 7, 2021, May 20, 2021, December 6, 2022, and September 8, 2023.

3.	Upon the filing and effectiveness (the “Effective Time”) pursuant to the FBCA of this certificate of amendment (this “Certificate of Amendment”) to the Corporation’s Articles of Incorporation, each shares of common stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock without any further action by the Corporation or the holder thereof (the “Reverse Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of common stock (the “Old Certificate”) shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

4.	This Certificate of Amendment shall become effective as of _______________, 2024, at [a.m./p.m.]

5.	This Certificate of Amendment was duly adopted in accordance with Section 607.1001 of the FBCA. The board of directors of the Corporation (the “Board”) duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. Written consents were solicited from our stockholders of record pursuant to Section 607.0704 of the FBCA and Article II, Section 12 of our Bylaws. A consent solicitation was mailed on or about April 24, 2024 and the necessary number of shares consented to proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of the Articles of Incorporation has been executed as of this _____ day of __________, 2024.

GROM SOCIAL ENTERPRISES, INC.

_______________________

Darren Marks

Chief Executive Officer

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